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SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

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☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
EXACT SCIENCES CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXACT SCIENCES CORPORATION

                                April 28, 2003

Dear Stockholder:

        You are invited to attend the annual meeting of stockholders of EXACT Sciences Corporation to be held at 10:00 a.m., Eastern Daylight Time, on Thursday, June 12, 2003 at the offices of Testa, Hurwitz & Thibeault, LLP located at 125 High Street, Boston, MA.

        We look forward to your attending either in person or by proxy. Details regarding the matters to be acted upon at this meeting appear in the accompanying Notice of Annual Meeting Proxy Statement. Please give this material your careful attention.

        Enclosed in this package is a proxy card for you to record your vote and a return envelope for your proxy card. Your vote is important and I hope that you will vote as soon as possible by completing, signing and dating the accompanying proxy card and returning it in the enclosed postage-prepaid envelope.

        Whether or not you plan to attend the annual meeting, we urge you to sign and return the enclosed proxy so that your shares will be represented at the annual meeting. If you so desire, you can withdraw your proxy and vote in person at the annual meeting. Voting by written proxy will ensure your representation at the annual meeting, if you do not attend in person.

                      Cordially,

                      DON M. HARDISON
                       President and Chief Executive Officer

EXACT SCIENCES CORPORATION

63 Great Road
Maynard, MA 01754
(978) 897-2800

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS OF EXACT SCIENCES CORPORATION:

        NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of EXACT Sciences Corporation, a Delaware corporation, will be held on June 12, 2003, at 10 a.m., Eastern Daylight Time, at the offices of Testa, Hurwitz & Thibeault, LLP, located at 125 High Street, Boston, MA for the following purposes:

1.
To elect three members of the Board of Directors to serve for three year terms as Class III directors, each such director to serve for such term or until his/her respective successor has been duly elected and qualified, or until his/her earlier death, resignation or removal.

2.
To ratify the selection of the firm of Ernst & Young LLP as auditors for the fiscal year ending December 31, 2003.

3.
To transact such other business as may properly come before the annual meeting and any adjournments thereof.

        Only stockholders of record at the close of business on April 18, 2003, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the annual meeting and any adjournment thereof.

                      By Order of the Board of Directors

                      DON M. HARDISON
                       President and Chief Executive Officer

Boston, Massachusetts
April 28, 2003

        WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE BY RETURN MAIL.

EXACT SCIENCES CORPORATION
63 Great Road
Maynard, MA 01754

PROXY STATEMENT
April 28, 2003

        This proxy statement is furnished in connection with the solicitation of proxies by our Board of Directors for use at the annual meeting of stockholders of EXACT Sciences Corporation to be held at the offices of Testa, Hurwitz & Thibeault, LLP located at 125 High Street, Boston, MA on June 12, 2003, at 10:00 a.m., Eastern Daylight Time, and any adjournments thereof. Our 2002 Annual Report to Stockholders, containing financial statements for the fiscal year ended December 31, 2002, is being mailed together with this proxy statement to all stockholders entitled to vote at the annual meeting. This proxy statement and the accompanying notice and form of proxy will be first sent or given to stockholders on or about May 5, 2003.

        The record date for the determination of stockholders entitled to notice of and to vote at the annual meeting has been fixed by our Board of Directors as the close of business on April 18, 2003. As of that date, 19,034,861 shares of common stock, par value $.01 per share, of EXACT Sciences Corporation were outstanding and entitled to vote at the annual meeting. Holders of our common stock are entitled to cast one vote for each share held of record at the close of business April 18, 2003 on each matter submitted to a vote at the annual meeting.

        Stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a stockholder's right to attend the annual meeting and vote in person. Any stockholder may revoke a proxy at any time prior to its exercise by filing a later-dated proxy or a written notice of revocation with the Secretary of EXACT Sciences Corporation, or by voting in person at the annual meeting. If a stockholder is not attending the annual meeting, any proxy or notice should be returned in time for receipt no later than the close of business on the day preceding the annual meeting. The persons named as proxies are officers and employees of EXACT Sciences Corporation. With respect to the election of directors, any stockholder submitting a proxy has a right to withhold authority to vote for any individual nominee by writing that nominee's name in the space provided on the proxy. The proxies will be voted as stated below under "Election of Directors." Where a proxy is properly signed and returned without indicating any voting instructions regarding the foregoing matters, the shares represented by the proxy will be voted FOR the proposal.

        A majority in interest of the outstanding shares of our common stock entitled to vote and represented at the annual meeting in person or by proxy shall constitute a quorum for the transaction of business. Votes withheld from any nominee, abstentions and broker "non-votes" are counted as present or represented for purposes of determining the presence or absence of a quorum for the annual meeting. A "non-vote" occurs when a broker or other nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker or other nominee does not have discretionary voting power and has not received instructions from the beneficial owner. Directors are elected by a plurality of the votes cast by stockholders entitled to vote and voting on the matter at the annual meeting. On all other matters that may be submitted to stockholders, an affirmative vote of at least a majority of the shares present, or represented by proxy, entitled to vote and voting at the annual meeting is required for approval. Broker "non-votes" on any matter shall be deemed not to have been voted on such matter. The vote on each matter submitted to stockholders is tabulated separately.

        The Board of Directors knows of no other matters to be presented at the annual meeting. If any other matter should be presented at the annual meeting upon which a vote properly may be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named in the proxies.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding beneficial ownership of our common stock as of February 28, 2003, by

  •
  each person known by us to be the beneficial owner of more than 5% of our common stock;

  •
  each named executive officer in the Summary Compensation Table below;

  •
  each of our directors;

  •
  each person nominated to become director; and

  •
  all executive officers and directors as a group.

        Unless otherwise noted below, the address of each person listed on the table is c/o EXACT Sciences Corporation, 63 Great Road, Maynard, MA 01754, and each person has sole voting and investment power over the shares shown as beneficially owned except to the extent authority is shared by spouses under applicable law.

        Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Shares of common stock issuable by us to a person pursuant to options or warrants which may be exercised within 60 days after February 28, 2003 ("options that are currently exercisable") are deemed to be beneficially owned and outstanding for purposes of calculating the number of shares and the percentage beneficially owned by that person. However, these shares are not deemed to be beneficially owned and outstanding for purposes of computing the percentage beneficially owned by any other person.

Name and Address of Beneficial Owner	Shares Held	Percent of Common Stock Outstanding
The Vertical Group(1) 25 Deforest Avenue Summit, NJ 07901	1,274,500	6.70%
RS Investment Management(2) 388 Market Street San Francisco, CA 94111	1,272,096	6.69%
OneLiberty Fund Entities(3) 150 CambridgePark Drive Cambridge, MA 02140	1,202,794	6.32%
Greylock Equity Limited Partnership 880 Winter Street Waltham, MA 02421	1,109,063	5.83%
Edwin M. Kania, Jr.(4)	1,298,766	6.82%
William W. Helman(5)	1,128,317	5.93%
Stanley N. Lapidus(6)	1,009,853	5.30%
Don M. Hardison(7)	474,130	2.46%
Anthony P. Shuber(8)	291,604	1.52%
John A. McCarthy, Jr.(9)	225,000	1.17%
Richard W. Barker(10) 290 Commonwealth Avenue #17 Boston, MA 02215	64,400	*
Sally W. Crawford(11) 140 High Street Exeter, NH 03833	60,000	*
Lance Willsey One Newbrook Circle Brookline, MA 02167(12)	18,750	*
Connie Mack, III(13)	13,750	*
Patrick J. Zenner	—	*
All executive officers and directors as a group (11 persons)(14)	4,584,570	23.18%

*
Indicates ownership of less than 1%.

(1)
This information is as of December 31, 2002 and is based solely on Schedule 13G filed by The Vertical Group, L.P. dated February 5, 2003. Includes 977,152 shares beneficially owned by Vertical Fund I, L.P. ("VF-I"). Also includes 236,348 shares beneficially owned by Vertical Fund II, L.P. (together with VF-I, the "Partnerships"). Also includes 58,000 shares beneficially owned by Stephen D. Baksa ("Baksa"). Also includes 3,000 shares beneficially owned by John E. Runnells (together with Baksa, the "Individuals"). The sole General Partner of each of the Partnerships is the Vertical Group, L.P. Each of the Individuals is a General Partner of the Vertical Group, L.P.

(2)
This information is as of December 31, 2002 and is based solely on Schedule 13G filed by RS Investment Management Co. dated February 14, 2003. Includes shares beneficially owned by RS Investment Management, L.P. and RS Investment Management Co. LLC which is the General Partner of RS Investment Management, L.P. Also includes shares beneficially held by G. Randall Hecht, a control person of RS Investment Management Co. LLC and RS Investment Management, L.P.

(3)
Includes 726,999 shares beneficially owned by OneLiberty Fund III, L.P, of which OneLiberty Partners III, L.P. is the general partner. Also includes 465,099 shares beneficially owned by OneLiberty Fund IV, L.P., of which OneLiberty IV, L.L.C. is the general partner, and 10,695 shares beneficially owned by OneLiberty Advisors Fund IV, L.P. Mr. Kania may be deemed to share voting and investment power with respect to such shares and disclaims any beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(4)
Includes shares owned by the OneLiberty Fund entities as set forth in Note (3). Mr. Kania is a general partner of OneLiberty Partners III, L.P. and a general partner of OneLiberty Advisors Fund IV, L.P. Mr. Kania may be deemed to share voting and investment power with respect to such shares and disclaims any beneficial ownership of such shares except to the extent of his pecuniary interest therein. Also includes 18,750 shares issuable to Mr. Kania in connection with options that are currently exercisable.

(5)
Includes 1,109,063 beneficially owned by Greylock Equity Limited Partnership, of which Greylock Equity GP, Limited Partnership is the general partner. Mr. Helman is a general partner of Greylock Equity GP, Limited Partnership. Mr. Helman may be deemed to share voting and investment power with respect to such shares and disclaims any beneficial ownership of such shares except to the extent of his pecuniary interest therein. Also includes 18,750 shares issuable to Mr. Helman in connection with options that are currently exercisable.

(6)
Includes 34,823 shares held by Joel B. Lapidus. Mr. Lapidus disclaims beneficial ownership for such shares. Also includes 31,667 shares issuable to Mr. Lapidus in connection with options that are currently exercisable.

(7)
Includes 229,689 shares issuable to Mr. Hardison in connection with options that are currently exercisable.

(8)
Includes 190,604 shares issuable to Mr. Shuber in connection with options that are currently exercisable.

(9)
Includes 183,750 shares issuable to Mr. McCarthy in connection with options that are currently exercisable.

(10)
Includes 18,750 shares issuable to Mr. Barker in connection with options that are currently exercisable.

(11)
Includes 18,750 shares issuable to Ms. Crawford in connection with options that are currently exercisable.

(12)
Includes 18,750 shares issuable to Mr. Willsey in connection with options that are currently exercisable.

(13)
Includes 13,750 shares issuable to Mr. Mack, III in connection with options that are currently exercisable.

(14)
Includes shares pursuant to notes 3-13.

        Our policy governing transactions in our securities by directors, officers and employees permits our directors, officers and certain other persons to enter into trading plans complying with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended. We anticipate that, as permitted by Rule 10b5-1 and our policy governing transactions in our securities, some or all of our officers, directors and employees may establish trading plans in the future. We intend to disclose the names of our executive officers and directors who establish a trading plan in compliance with Rule 10b5-1 and the requirements of our policy governing transactions in our securities in our future quarterly and annual reports on Form 10-Q and 10-K filed with the Securities and Exchange Commission. However, we undertake no obligation to update or revise the information provided herein, including for the revision or termination of an established trading plan, other than in such quarterly and annual reports.

PROPOSAL I
ELECTION OF DIRECTORS

        Pursuant to our Sixth Amended and Restated Certificate of Incorporation, the Board of Directors is divided into three classes with staggered three-year terms. Three directors shall serve in each of Class I, Class II and Class III. Each director will hold office until that director's successor has been elected and qualified or until his earlier death, resignation or removal. The directors are elected by a plurality of votes cast by stockholders. Our by-laws state that the number of directors constituting the entire Board of Directors shall be determined by resolution of the Board of Directors. Pursuant to the Sixth Amended and Restated Certificate of Incorporation and our Amended and Restated By-Laws, our Board of Directors has the authority to increase the number of directors and fill any vacancies on the Board of Directors. Pursuant to such authority, in March 2003, the number of directors fixed by our Board of Directors was increased from eight to nine and Patrick J. Zenner was elected a director in Class II to fill such vacancy and serve until the 2005 Annual Meeting of Stockholders.

        The nominees for election to the Board of Directors are Stanley N. Lapidus, Sally W. Crawford and Edwin M. Kania, Jr. as Class III directors. Shares represented by all proxies received by the Board of Directors and not marked so as to withhold authority to vote for any individual nominee (by writing that individual director's name where indicated on the proxy) will be voted FOR the election of all the nominees named above (unless one or more nominees are unable or unwilling to serve). The Board of Directors knows of no reason why any such nominee would be unable or unwilling to serve, but if such should be the case, proxies may be voted for the election of some other person nominated by the Board of Directors.

Occupations of Directors, the Nominees for Director and Officers

        Set forth below is information relating to the directors, the nominees for director and executive officers of EXACT Sciences Corporation:

Name	Age	Position
Stanley N. Lapidus(3)	53	Chairman and Class III Director
Don M. Hardison	52	President, Chief Executive Officer and Class I Director
John A. McCarthy, Jr.	44	Executive Vice President, Chief Operating Officer, Chief Financial Officer and Treasurer
Anthony P. Shuber	44	Executive Vice President and Chief Technology Officer
William W. Helman	44	Class I Director
Connie Mack, III(3)(4)	62	Class I Director
Richard W. Barker, PhD(1)	54	Class II Director
Lance Willsey, MD(2)(4)	41	Class II Director
Patrick J. Zenner(1)	56	Class II Director
Sally W. Crawford(2)(3)(4)	49	Class III Director
Edwin M. Kania, Jr.(1)(2)	45	Class III Director

(1)
Member of the Compensation Committee.
(2)
Member of the Audit Committee.
(3)
Member of the Governance Committee.
(4)
Member of the Nominating Committee.

        Stanley N. Lapidus, our founder, has served as a director since our inception in February 1995, as President since our inception to May 2000 and as Chairman since May 2000. Since March 2002, Mr. Lapidus has served as a venture partner of Flagship Ventures, an entrepreneurship and venture capital firm that also manages the OneLiberty funds. Mr. Lapidus was an entrepreneur-in-residence at OneLiberty Ventures in 1995 which led to the founding of EXACT. In 1987, Mr. Lapidus founded Cytyc Corporation and served as its President through 1994. In addition, Mr. Lapidus has been a Research Assistant Professor in the pathology department of Tufts University Medical School in Boston since fall of 1994. Mr. Lapidus is an advisor to the Harvard MIT Division of Health Services and Technology and has served on the advisory board of Cooper Union School of Engineering since 1999. Mr. Lapidus has also served on the advisory board of the Harvard School of Public Health's Center for Cancer Prevention since 1995. Mr. Lapidus holds 27 issued U.S. patents and several pending U.S. patent applications. Mr. Lapidus holds a BS degree in electrical engineering from Cooper Union.

        Don M. Hardison has served as President, Chief Executive Officer and Director since June 2001 and as President and Director from May 2000 to June 2001. From August 1998 to April 2000, Mr. Hardison was Managing Partner for Siebel Systems, Inc. From January 1996 to February 1998, Mr. Hardison was Senior Vice President of Sales and Marketing for Quest Diagnostics Inc. From April 1978 to December 1995, Mr. Hardison held various positions at SmithKline Beecham Corporation, most recently as Vice President of Sales and Marketing for SmithKline Beecham Clinical Laboratories. Mr. Hardison has an AB in political science from the University of North Carolina, Chapel Hill.

        John A. McCarthy, Jr. has served as Executive Vice President, Chief Operating Officer, Chief Financial Officer and Treasurer since September 2001 and Vice President and Chief Financial Officer from October 2000 to September 2001. From October 1999 to October 2000, Mr. McCarthy worked with InfoMedtrics, Inc., a developer of integrated data warehouse and decision support systems for large self-insured employers and managed care organizations, as President, Chief Operating Officer and Director and, following its merger in July 2000, as a consultant. From January 1998 to August 1999, Mr. McCarthy was general partner of Crescent Gate, L.P., a private equity fund that he co-founded. From August 1994 to January 1998, Mr. McCarthy was employed by Concentra Managed Care, Inc., a nationwide provider of managed care services to the workers' compensation, auto and disability marketplaces, most recently as President of the Managed Care Services Division. From June 1992 through July 1994, Mr. McCarthy served as Senior Vice President and Chief Financial Officer of MedChem Products, Inc., a specialty medical device and biomaterial company. Mr. McCarthy holds a BS degree in finance from Lehigh University and an MBA from Harvard Business School.

        Anthony P. Shuber, our principal scientific officer, has served as Executive Vice President and Chief Technology Officer since January 2003 and as Senior Vice President and Chief Technology Officer since April 2001, and as Vice President of Molecular Biology from January 1998 to April 2001 and as Director of Molecular Biology from June 1996 to January 1998. From October 1993 to June 1996, Mr. Shuber was Senior Scientist and Manager of the Technical Development Laboratory for Genzyme Corporation. From 1983 to 1989, Mr. Shuber was a research scientist at Genetics Institute. Mr. Shuber holds 29 U.S. patents and has several pending U.S. patent applications in the area of applied genomics. Mr. Shuber holds a BS and MS degree in biology from Marquette University.

        William W. Helman has served as a director since May 1996. Mr. Helman has served as general partner of Greylock XI Limited Partnership since 2001, Greylock X Limited Partnership since 2000, Greylock IX Limited Partnership since 1997 and Greylock Equity GP Limited Partnership since 1994, all of which are venture capital funds. Mr. Helman holds a BA from Dartmouth College and an MBA from Harvard Business School.

        Connie Mack, III has served as a director since June 2001. Since February 2001, Mr. Mack has served as a senior policy advisor at Shaw Pittman LLP. Mr. Mack was first elected to public office as a U.S. Congressman for the 13th district in the State of Florida in 1982. In 1988, he was elected to a six-year term in the U.S. Senate from the State of Florida and was re-elected for a second term in 1994. He did not seek re-election in 2000. Mr. Mack was the Republican Conference Secretary from 1995 to 1997. He was Chairman of the Senate Republican Conference from 1997 to 2001 and Chairman of the Joint Economic Committee from 1999 to 2001. Mr. Mack is also a director of Darden Restaurants Inc., Genzyme Corporation, Moody's Corporation, LNR Property Corporation and Mutual of America Life Insurance Company. Mr. Mack holds a BS in Business Administration from the University of Florida.

        Richard W. Barker, PhD has served as a director since November 1999. Since September 2002, Dr. Barker has served as Senior Vice President of Acumen Sciences, a life sciences research and advisory services company. From June 2002 to September 2002, Dr. Barker served as N.A. Health Practice Head of AT Kearney, a consulting firm. From June 2001 to June 2002, Dr. Barker served as President of New Medicine Partners Inc., a consulting firm. From January 2000 to May 2001, Dr. Barker served as President and Chief Executive Officer of iKnowMed, Inc., a clinical knowledge network. Dr. Barker worked at Chiron Diagnostics Corporation, a medical diagnostics technology company, as Senior Vice President of Corporate Development from November 1998 to December 1999 and as President and Chief Executive Officer from June 1996 to November 1998. From May 1994 to May 1996, Dr. Barker served as Worldwide General Manager for Healthcare Solutions, IBM, a healthcare and information solution company. Dr. Barker is also a director of Sunquest Information Systems, Inc. Dr. Barker holds a PhD in biophysics from Oxford University.

        Lance Willsey, MD has served as a director since May 2000. Dr. Willsey was a founding partner of DCF Capital from July 1998 to April 2002. From July 1997 to July 1998, Dr. Willsey served on the Staff Department of Urologic Oncology at Dana Farber Cancer Institute at Harvard University School of Medicine. From July 1996 to July 1997, Dr. Willsey served on the Staff Department of Urology at Massachusetts General Hospital at Harvard University School of Medicine, where he was a urology resident from July 1992 to July 1996. Dr. Willsey is also a director of Exelixis, Inc. Dr. Willsey holds a BS in physiology from Michigan State University and an MS in biology and an MD from Wayne State University.

        Patrick J. Zenner was elected to serve as a member of our Board of Directors in March 2003. In January 2001, Mr. Zenner retired from Hoffmann-La Roche Inc., North America, the prescription drug unit of the Roche Group, a leading research-based health care enterprise, where he served as President and Chief Executive Officer since 1993, and was a member of the global Pharmaceutical Executive Committee. Mr. Zenner joined Hoffmann-La Roche Inc. as a sales representative in 1969 and subsequently held a series of marketing and business development posts that culminated in his being named Vice President and General Manager of Roche Laboratories in 1982. He later spent two and a half years with Roche Holding Ltd. as head of international pharmaceutical marketing, development and regulation. In 1988, Mr. Zenner was elected to Hoffmann-La Roche's Executive Committee and Board of Directors, and appointed Senior Vice President of the pharmaceutical division. Mr. Zenner also serves as a director of ArQule, Inc., Curagen Corporation, Dendrite International, Inc., First Horizon Pharmaceuticals Corporation, Genta Inc., Geron Corporation, Praecis Pharmaceuticals, Inc, West Pharmaceutical Services, Inc. and Xoma Ltd. Mr. Zenner holds a BS in business administration from Creighton University and an MBA from Fairleigh Dickinson University and is a Trustee of both universities.

        Sally W. Crawford has served as a director since August 1999. Ms. Crawford has been an independent healthcare consultant since January 1997. From April 1985 to January 1997, Ms. Crawford served as Chief Operating Officer for Healthsource, Inc., a managed care organization which she co-founded. Ms. Crawford is also a director of Chittenden Corp. and Cytyc Corporation. Ms. Crawford holds a BA in English from Smith College and an MS in communications from Boston University.

        Edwin M. Kania, Jr. has served as a director since September 1995. Since 1999, Mr. Kania has been a Senior Managing Director and the Chairman of Flagship Ventures, an entrepreneurship and venture capital firm that also manages the OneLiberty funds. Prior to the formation of Flagship Ventures, Mr. Kania was the Managing General Partner of OneLiberty Ventures, the venture capital firm that he co-founded in 1995. Mr. Kania is also a director of Aspect Medical Systems. He holds a degree in physics from Dartmouth College and an MBA from Harvard Business School.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

        Our current Board of Directors met five times and took action by written consent three times during the fiscal year ended December 31, 2002. All directors attended at least 75% of the aggregate of all meetings of the Board of Directors and all committees of the Board of Directors on which he or she then served held during fiscal 2002. The Board of Directors has standing Compensation, Audit, Corporate Governance and Nominating Committees. The Board of Directors performs annual self-evaluations of its composition and performance, including individual evaluations for each director. In addition, our Board of Directors retains the authority to engage its own advisors and consultants.

        Our Compensation Committee consists of Messrs. Barker, Kania and Zenner. Mr. Zenner was elected to the Compensation Committee in March 2003 and therefore was not a member of the Compensation Committee at the time the compensation determinations for the fiscal year ended December 31, 2002 were made. Each member of the Compensation Committee is considered a non-employee/outside director pursuant to applicable regulatory guidelines. The Compensation Committee is responsible for developing executive compensation policies and administers our stock option plan and employee stock purchase plans. The Compensation Committee met three times and took action by written consent three times during fiscal 2002. Mr. Kania serves as the Chairman of the Compensation Committee.

        Our Audit Committee consists of Ms. Crawford and Messrs. Kania and Willsey, each of whom is considered independent of the Company (as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards). The Audit Committee is responsible for reviewing the financial reports provided by the Company to the SEC, our stockholders or to the general public, reviewing the Company's internal financial and accounting controls, overseeing the engagement of and work performed by any independent public accountants and recommending, establishing and monitoring procedures designed to improve the quality and reliability of the disclosure of the Corporation's financial condition and results of operations. The Audit Committee met eight times during fiscal 2002. The Audit Committee also met twice in the first quarter of fiscal 2003 in connection with the issuance of our financial statements for the fiscal year ended December 31, 2002. Ms. Crawford serves as the Chairperson of the Audit Committee.

        Effective July 26, 2002, the Board of Directors voted to establish a Corporate Governance Committee of the Board of Directors. Our Corporate Governance Committee consists of Ms. Crawford and Messrs. Lapidus and Mack. The Corporate Governance Committee is responsible for assisting the Board of Directors in fulfilling its responsibilities by recommending corporate governance policies and processes of the Company in order to ensure the Board of Directors' compliance with its fiduciary responsibilities to the Company and its stockholders. The Corporate Governance Committee met three times during fiscal 2002. Mr. Lapidus serves as Chairman of the Corporate Governance Committee.

        Effective August 26, 2002, the Board of Directors voted to establish a Nominating Committee of the Board of Directors. Our Nominating Committee consists of Ms. Crawford and Messrs. Mack and Willsey, each of whom is a non-employee director of the Company. The Nominating Committee's responsibilities and duties include (i) assessing the size and composition of the Board of Directors, (ii) evaluating candidates to serve as directors of the Company, and (iii) approving director candidates (a) for inclusion in a Board of Directors approved slate of candidates for election (or re-election) by the Company's stockholders, or (b) in the event of a vacancy on the Board of Directors by the Board of Directors. The Nominating Committee may consider nominees recommended by stockholders of the Company. The Nominating Committee met once during fiscal 2002. Mr. Mack serves as the Chairman of the Nominating Committee.

        Effective October 25, 2002, the Board of Directors adopted a policy requiring an executive session of its directors who are independent of the Company (as independence is defined in the National Association of Securities Dealers' listing standards) to be convened at each regularly scheduled meeting of the Board of Directors, and at such other times as the Board of Directors may deem reasonable. In addition, the Board of Directors also voted, on October 25, 2002, to establish a Lead Independent Director position of the Board of Directors consisting of one such independent director. Ms. Crawford currently serves as the Lead Independent Director. The Lead Independent Director is responsible for coordinating the activities of the independent directors including without limitation acting as Chairperson for the executive sessions of such independent directors. The independent directors of the Board met in an executive session twice during fiscal 2002.

COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND OFFICERS

Summary Compensation Table

        The following table sets forth the annual and long-term compensation for each of the past three fiscal years of each of (i) our Chief Executive Officer (ii) each of our most highly compensated executive officers who were serving as of December 31, 2002 and (iii) an officer who would have been among our four most highly compensated executive officers, but for the fact that he was not an executive officer as of December 31, 2002:

Name And Principal Position	Year	Salary		Bonus		Securities Underlying Options (#)	All Other Compensation
Don M. Hardison President, Chief Executive Officer and Director	2002 2001 2000	$ $ $	300,000 266,667 166,666	$ $ $	145,000 90,000 50,000	135,000 15,000 550,000	$	— — 190,273	(2)
Stanley N. Lapidus(1) Chairman and Director	2002 2001 2000	$ $ $	89,583 250,000 236,667	$	— — 50,000	50,000 15,000 —		— — —
John A. McCarthy, Jr. Executive Vice President, Chief Operating Officer, Chief Financial Officer and Treasurer	2002 2001 2000	$ $ $	245,000 211,667 50,000	$ $	73,500 65,000 —	166,250 — 233,750		— — —
Anthony P. Shuber Executive Vice President and Chief Technology Officer	2002 2001 2000	$ $ $	245,000 210,000 160,000	$ $ $	100,000 70,000 50,000	50,000 — 178,750		— — —

(1)
Mr. Lapidus began providing services to the Company on a part-time basis effective March 1, 2002 and his annual salary was set at $75,000.

(2)
Consists of relocation expenses and reimbursement of taxes related thereto paid to Mr. Hardison.

        We have executed severance agreements with each of Messrs. Hardison, McCarthy and Shuber providing for twelve-months' severance and acceleration of unvested options or termination of our right to repurchase shares in certain circumstances.

Option Grants

        The following table provides information concerning grants of options to purchase our common stock made during the period January 1, 2002 through December 31, 2002 to our named executive officers.

					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(2)
	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal Year
Name			Exercise Price Per Share	Expiration Date
					5%	10%
Don M. Hardison	135,000	13.34%	$7.93	02/11/12	$673,263	$1,706,181
Stanley N. Lapidus	50,000	4.94%	$7.93	02/11/12	$249,357	$631,919
John A. McCarthy, Jr.	166,250	16.43%	$7.93	02/11/12	$829,111	$2,101,130
Anthony P. Shuber	50,000	4.94%	$7.93	02/11/12	$249,357	$631,919

(1)
Amounts in these columns represent hypothetical gains, based on the exercise price, that could be achieved for the respective options if exercised at the end of the option term. The 5% and 10% assumed annual rates of compounded stock price appreciation do not represent our estimate or projection of our future common stock prices. Actual gains, if any, on stock option exercises depend on our future performance and overall stock market conditions. The amounts reflected in the table may be more or less than the amounts actually achieved.

Option Exercises and Fiscal Year End Values

        The following table sets forth information regarding option exercises by each of the named executive officers during the fiscal year ended December 31, 2002, and the value of exercisable and unexercisable options held by the named executive officers as of December 31, 2002:

			Number of Securities Underlying Unexercised Options at Fiscal Year End		Value of Unexercised In-The-Money Options at Fiscal Year-End(1)
Name	Shares Acquired On Exercise	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Don M. Hardison	—	—	149,244	306,316	$1,179,726	$1,896,429
Stanley N. Lapidus	—	—	15,000	50,000	$450	$145,000
John A. McCarthy, Jr.	—	—	104,271	254,479	$370,920	$795,980
Anthony P. Shuber	—	—	149,188	148,313	$1,527,857	$1,134,443

(1)
Based on our closing price of $10.83 on December 31, 2002.

Compensation of Directors

        Our non-employee directors are eligible to participate in our 2000 option and incentive plan (the "2000 Plan"). New directors were granted an option to purchase 10,000 shares of common stock on the date they were elected to the Board of Directors, and each director, other than a new director, was granted an annual option to purchase 5,000 shares of common stock at the first meeting of the Board of Directors following each annual stockholders meeting. These options vest ratably over a twelve-month period. The option to purchase 10,000 shares of common stock granted to Patrick J. Zenner, upon his election to the Board of Directors in March 2003, vests one-third on the first anniversary date of the grant, and then ratably thereafter on a monthly basis over a period of twenty-four months.

        Effective with the first meeting of the Board of Directors following this year's annual stockholders meeting, the Company has established a revised compensation package for its non-employee directors ("Director Compensation Policy") that has been designed to enable the Company to attract and retain, on a long-term basis, high-caliber directors who are not employees or officers of the Company or its subsidiaries.

        Under the Director Compensation Policy, all non-employee directors will receive cash compensation for board service as indicated in the table below.

	Annual Retainer(1)	In-Person Meeting(2)	Telephonic Meeting
Chairman of the Board	$20,000	$3,000	$500
Directors	$10,000	$1,500	$500
Board Committees
Committee Chairperson		$3,000	$500
Committee Members		$1,500	$500

(1)
The Company will pay annual retainers in four equal quarterly installments over each year of the non-employee director's board service.

(2)
Directors serving in multiple board roles will receive compensation for each of their unique roles. For example, a director who is a committee chairperson as well as a member of another board committee, will receive $1,500 for each board meeting attended, $3,000 for each committee meeting attended at which he/she serves as committee chair, and $1,500 for each additional committee on which he/she serves as a member. Additionally, directors who participate telephonically at an in-person meeting shall receive 50% of the per-meeting fee.

        In addition, each newly elected director (i.e. each director joining the Board for the first time) will be granted an option to purchase 10,000 shares options of common stock (adjusted for stock splits) pursuant to the 2000 Plan, on the date they are elected to the Board of Directors (the "Election Option Grant"). Election Option Grants shall vest one-third on the first year anniversary of the date of grant, and then ratably thereafter on a monthly basis over a period of twenty-four months.

        In addition to the Election Option Grants, each director (including any newly-elected director who has received an Election Option Grant) shall be granted an option to purchase 15,000 shares of common stock (adjusted for stock splits), pursuant to the 2000 Plan, on the date of the first meeting of the Board of Directors following each annual meeting of the Company's stockholders (the "Annual Option Grant"). The first Annual Option Grant received by a board member during his/her tenure on the Company's board shall vest 100% on the date of the annual meeting of stockholders next following the date of grant. All subsequent Annual Option Grants received by a director during his/her board services with the Company shall vest ratably over a period of twelve months from the date of each such grant. In the event that a board member is elected to the Board of the Directors other than in connection with an annual meeting of stockholders the number of options granted to such director under an Annual Option Grant shall be reduced by 1,250 shares for each month since the Company's last annual meeting of stockholders.

        All of the foregoing options will be granted at fair market value on the date of grant and, except as otherwise provided under this plan, all vesting hereunder shall immediately cease upon cessation of board service for any reason. In addition, the form of option agreement will give directors up to one year following cessation of service as a director to exercise all options that are vested as of the date of such cessation.

        The foregoing compensation is in addition to reimbursement of all out-of-pocket expenses incurred by directors in attending meetings of the Board of Directors.

        Until the effective date of the Director Compensation Policy, we agreed to pay Mr. Mack an aggregate of $45,000 per year for his service as a member of our Board of Directors. In addition, we have also executed a consulting agreement with Mr. Mack under which he will provide certain consulting services to us.

REPORT ON EXECUTIVE COMPENSATION

        The Compensation Committee of the Board of Directors is responsible for developing executive compensation policies and advising the Board of Directors with respect to such policies and administering the Company's cash incentive, stock option and employee stock purchase plans. Richard Barker and Edwin Kania and Patrick Zenner, all non-employee directors, are currently the members of the Compensation Committee although Patrick Zenner was not a member of the Compensation Committee at the time the compensation determinations for the fiscal year ended December 31, 2002 were made. The Compensation Committee of the Board of Directors reviews and approves all officer salaries, bonuses, and stock option grants. The Compensation Committee also reviews and approves any annual stock option grants for non-officer employees.

Compensation Philosophy

        The Compensation Committee believes that compensation of the Company's executive officers should:

  •
  Encourage creation of stockholder value and achievement of strategic corporate objectives;

  •
  Integrate compensation with the Company's annual and long-term corporate objectives and strategy, and focus executive behavior on the fulfillment of those objectives;

  •
  Provide a competitive total compensation package that enables the Company to attract and retain, on a long-term basis, high-caliber personnel;

  •
  Provide a total compensation opportunity that is competitive with companies in the biotechnology industry, taking into account relative company size, performance and geographic location as well as individual responsibilities and performance;

  •
  Align the interests of management and stockholders and enhance stockholder value by providing management with longer-term incentives through equity ownership.

        The Company's officer compensation program consists of three elements: salary, long-term equity interest in the form of restricted stock or stock options and a cash incentive program based on performance against company and individual goals. All of the Company's executive officers also are eligible for employee benefits offered to employees generally, including life, health, disability and dental insurance, and the Company's 401(k) plan and our employee stock purchase plan.

Salary

        The Compensation Committee believes that the Company's executive officers, including the President and Chief Executive Officer, are paid salaries in line with their qualifications, experience and responsibilities. Salaries are structured so that they are comparable with salaries paid by companies of similar size and/or complexity in the biotechnology industry. Salaries are reviewed generally on an annual basis.

        Fiscal 2002 base salaries were determined by the Compensation Committee after considering the base salary level of the executive officers in prior years and taking into account for each executive officer the amount of base salary as a component of total compensation. Base salary levels for each of the Company's executive officers, other than the President and Chief Executive Officer, were also based upon evaluations and recommendations made by the President and Chief Executive Officer.

Cash Incentive

        The Compensation Committee believes that some portion of overall cash compensation for executive officers should be "at risk," i.e., contingent upon successful implementation of the Company's strategy. The granting of a cash bonus is totally discretionary and is based on an evaluation of achievement against predetermined corporate and individual performance objectives, generally on a fiscal-year basis. Among the performance objectives considered by the Compensation Committee in awarding incentive compensation to executive officers for fiscal 2002, were the continued progress by the Company against key operational milestones and the successful establishment of a strategic relationship with a commercial laboratory for the commercialization of the Company's Pre-Gen™ technologies, which was accomplished upon the execution of a strategic alliance with Laboratory Corporation of America Holdings, Inc. ("LabCorp") in June 2002.

Long-Term Incentives

        Executive officers (and other employees) are eligible to receive restricted stock and stock option grants that are intended to promote success by aligning employee financial interests with long-term shareholder value. Restricted stock and stock option grants are based on various factors primarily relating to the responsibilities of the individual officer or employee, their past performance, anticipated future contributions and prior option grants.

        The restricted stock and stock options granted to executive officers under the Company's option plans have an exercise price equal to the fair market value of the common stock at the time of grant. Currently, stock options generally provide that 25% of the shares exercisable under each option will vest one year following the date of grant and thereafter vest in equal monthly installments over the next 36 months. However, some options granted under the Company's 1995 stock option plan are immediately exercisable subject to the Company's right to repurchase 100% of the shares until one year following the date of grant, at which time the Company's right to repurchase terminates with respect to 20% of the shares originally granted. Thereafter, the Company's right to repurchase terminates monthly in equal installments over each of the next 48 months. In addition, options held by certain employees, including key employees, generally provide that the Company's right to repurchase shares granted will terminate upon the sale of all or substantially all of the Company's assets, a merger or consolidation resulting in a change of control, or a sale or series of sales of its capital stock resulting in a change of control and:

  •
  termination of employment without cause or for any reason other than negligence or criminal misconduct, each in connection with the performance of duties;

  •
  substantial diminution in job responsibility; or

  •
  a change in location of employment more than 60 miles from the Company's current location.

Chief Executive Officer Compensation

        Mr. Hardison's compensation for fiscal year 2002 was determined in accordance with the executive compensation program described above and his salary for fiscal year 2002 was set at $300,000, which represents an increase of $50,000 over his fiscal 2001 base salary through September of 2001. Mr. Hardison's base salary was established in part by comparing the base salaries of presidents/chief executive officers at other companies of similar size and/or complexity in the biotechnology industry.

        Mr. Hardison receives a bonus based upon the attainment of both individual and company performance goals and objectives established by the Compensation Committee at the beginning of the year. Mr. Hardison's bonus of $145,000 for fiscal year 2002 was determined based upon the Compensation Committee's assessment of both his individual performance and the Company's overall performance, in each case, based on the achievement of predetermined corporate objectives, in accordance with the cash incentive plan which weighs individual and company performance equally.

        Mr. Hardison's total compensation for fiscal year 2002 is set out in detail in the Summary Compensation Table above. Mr. Hardison's total compensation for fiscal year 2002 was based, in part, on his role in consummating the Company's strategic relationship with LabCorp; a relationship of considerable importance to the commercialization of the Company's PreGen™ technologies.

Compliance with Internal Revenue Code Section 162(m)

        In general, under Section 162(m) of the Internal Revenue Code of 1986, as amended, the Company cannot deduct, for federal income tax purposes, compensation in excess of $1,000,000 paid to certain executive officers. This deduction limitation does not apply, however, to compensation that constitutes "qualified performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code and the regulations promulgated thereunder. The Company has considered the limitations on deductions imposed by Section 162(m) of the Internal Revenue Code, and it is the Company's present intention that, for so long as it is consistent with the Compensation Committee's overall compensation objective, substantially all tax deductions attributable to executive compensation will not be subject to the deduction limitations of Section 162(m).

Conclusion

        Through the plans described above, a very significant portion of the Company's compensation program is contingent on the Company's performance, and realization of benefits is closely linked to return on investment and the long term growth in shareholder value. The Company remains committed to this philosophy of pay for performance, recognizing that the competitive market for talented executives and the volatility of the Company's business may result in variable compensation for a particular time period.

        THE COMPENSATION COMMITTEE:

                      Richard W. Barker
                      Edwin M. Kania, Jr.

Compensation Committee Interlocks and Insider Participation

        The members of the Compensation Committee for fiscal 2002 were Edwin M. Kania and Richard W. Barker. No such member of the Compensation Committee was at any time during the past year an officer or employee of the Company (or any of its subsidiaries), was formerly an officer of the Company (or any of its subsidiaries), or had any relationship with the Company requiring disclosure herein.

        During the last year, no executive officer of the Company served as: (i) a member of the compensation committee (or other committee of the Board of Directors performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served on the Compensation Committee of the Company; (ii) a director of another entity, one of whose executive officers served on the Compensation Committee of the Company; or (iii) a member of the compensation committee (or other committee of the Board of Directors performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served as a director of the Company.

Certain Relationships and Related Transactions

        In March 2000, Mr. Lapidus executed a promissory note in favor of us in the aggregate principal amount of $104,000. The note provided for 9% interest and was payable on the earlier of March 2010, two years following the closing of our initial public offering or upon the termination of Mr. Lapidus' employment. Mr. Lapidus used the proceeds of the note to exercise options to purchase 275,000 shares (the "Lapidus Shares") of our common stock. In connection with the issuance of the note and the exercised options, Mr. Lapidus executed a pledge agreement granting us a security interest in these shares. In December 2001, we elected to reduce the prospective interest rate on all notes receivable to executives and employees to 5% to reflect the current interest rate environment and individual borrowing rates. Mr. Lapidus fully repaid his promissory note in March 2002 and, as such, the pledge agreement terminated at that time.

        In addition, Mr. Lapidus executed a restricted stock purchase agreement with respect to 206,250 shares of the Lapidus Shares, under which our right to repurchase terminates monthly over each of the next forty-five months with respect to 1.666% of the shares originally granted under the option. Our repurchase right automatically terminates in the event that the Company no longer employs Mr. Lapidus and the Company fails to nominate Mr. Lapidus for re-election by the stockholders at the expiration of his current term.

        In June 2000, Don M. Hardison, our President and Chief Executive Officer, executed a promissory note in favor of us in the aggregate principal amount of $299,999. The note provided for 9.5% interest and is payable on June 2010. In December 2001, we elected to reduce the prospective interest rate on all notes receivable to executives and employees to 5% to reflect the current interest rate environment and individual borrowing rates. All other provisions of the notes remain in effect. In accordance with the Sarbanes-Oxley Act of 2002, the Company has not made, and will not make, any further modifications to the note. Mr. Hardison used the proceeds of the note to exercise options to purchase 195,555 shares of our common stock. In connection with the issuance of these shares, Mr. Hardison executed a restricted stock purchase agreement under which we have the right to repurchase 100% of the shares until one year following the date of the option grant, at which time our right to repurchase terminates with respect to 20% of the shares originally granted. Thereafter, our right to repurchase terminates monthly over each of the next forty-eight months with respect to 1.666% of the shares originally granted under the option. In addition, upon the sale of all or substantially all of our assets or a merger or consolidation resulting in a change of control, our right to repurchase shares granted under an option to Mr. Hardison will terminate with respect to all shares for which our right to repurchase would have terminated within one year following the change of control. Finally, following the sale of all or substantially all of our assets or a merger or consolidation resulting in a change of control, our right to repurchase shares granted under an option to Mr. Hardison will lapse in its entirety upon:

  •
  termination of Mr. Hardison's employment without cause or for any reason other than negligence or criminal misconduct, each in connection with the performance of his duties;

  •
  a diminution in Mr. Hardison's job responsibility or reduction in his compensation; or

  •
  a change in location of Mr. Hardison's employment more than 60 miles from our current location.

        We have executed a severance agreement with Mr. Hardison that provides that we will pay Mr. Hardison twelve months severance to Mr. Hardison in the event that, during the one-year period following a sale of all or substantially all of our assets or a merger or consolidation resulting in a change of control, any one of the following events occurs:

  •
  termination of Mr. Hardison's employment for any reason other than gross negligence or criminal misconduct, each in connection with the performance of his duties;

  •
  a diminution in Mr. Hardison's job responsibility or reduction in his compensation; or

  •
  a change in location of Mr. Hardison's employment more than 35 miles from our current location.

        John A. McCarthy, Jr., our Executive Vice President, Chief Operating Officer, Chief Financial Officer and Treasurer, executed a promissory note, effective November 2000, in favor of us in the aggregate principal amount of $300,000. Mr. McCarthy has repaid $75,000 of the original principal amount, leaving an aggregate principal amount of $225,000 outstanding on the note as of December 31, 2002. The note provided for 9.5% interest and is payable in November 2010. In December 2001, we elected to reduce the prospective interest rate on all notes receivable to executives and employees to 5% to reflect the current interest rate environment and individual borrowing rates. All other provisions of the notes remain in effect... In accordance with the Sarbanes-Oxley Act of 2002, the Company has not made, and will not make, any further modifications to the note. Mr. McCarthy used the proceeds of the note to exercise options to purchase 41,250 shares of our common stock. In addition, Mr. McCarthy executed a pledge agreement granting us a security interest in 30,938 shares. In connection with the issuance of these shares, Mr. McCarthy executed a restricted stock purchase agreement under which we have the right to repurchase 100% of the shares until one year following the date of the option grant, at which time our right to repurchase terminates with respect to 25% of the shares originally granted. Thereafter, our right to repurchase terminates monthly over each of the next thirty-six months with respect to 2.083% of the shares originally granted under the option. In addition, upon the sale of all or substantially all of our assets or a merger or consolidation resulting in a change of control, our right to repurchase shares granted under an option to Mr. McCarthy will terminate with respect to all shares for which our right to repurchase would have terminated within one year following the change of control. Finally, following the sale of all or substantially all of our assets or a merger or consolidation resulting in a change of control, our right to repurchase shares granted under an option to Mr. McCarthy will lapse in its entirety upon:

  •
  termination of Mr. McCarthy's employment for any reason other than gross negligence or criminal misconduct, each in connection with the performance of his duties;

  •
  a diminution in Mr. McCarthy's job responsibility or reduction in his compensation; or

  •
  a change in location of Mr. McCarthy's employment more than 35 miles from our current location.

        We have also executed a severance agreement with Mr. McCarthy that provides twelve months severance to Mr. McCarthy in the event that, during the one-year period following a sale of all or substantially all of our assets or a merger or consolidation resulting in a change of control, any one of the three events described above occurs.

        We have also executed a severance agreement with Anthony P. Shuber, our Executive Vice President and Chief Technology Officer, that provides that we will pay twelve months severance to Mr. Shuber in the event that, during the one-year period following a sale of all or substantially all of our assets or a merger or consolidation resulting in a change of control, any one of the following events occurs:

  •
  termination of Mr. Shuber's employment for any reason other than gross negligence or criminal misconduct, each in connection with the performance of his duties;

  •
  a diminution in Mr. Shuber's job responsibility or reduction in his compensation; or

  •
  a change in location of Mr. Shuber's employment more than 35 miles from our current location.

        See also disclosure in the sections entitled "Compensation of Directors" and "Occupations of Directors, the Nominees for Director and Officers" herein, regarding other related party transactions.

        We adopted a policy whereby all transactions between us and our officers, directors and affiliates will be on terms fair to us as of the time they are authorized, approved or ratified and will be approved by the Audit Committee of the Board of Directors.

Stock Performance Graph

        The following graph sets forth the Company's total cumulative stockholder return on our common stock since our initial public offering on January 31, 2001 as compared to the Nasdaq and the Nasdaq Biotech Indexes. Historical stock performance is not necessarily indicative of future price performance.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee is composed of Sally W. Crawford, Edwin M. Kania, Jr. and Lance Willsey. None of the members of the Audit Committee is an officer or employee of the Company, and aside from being a member of the Board of Directors each is otherwise independent of the Company (as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards). The Audit Committee operates under a written charter adopted by the Board of Directors. Based on the Audit Committee's review of the adequacy of its charter, on April 11, 2003, the Board of Directors adopted several amendments to the Audit Committee charter, a copy of which is attached as Appendix A to this proxy statement.

        The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls and the certification of the integrity and reliability of the Company's internal controls procedures. In fulfilling its oversight responsibilities, the Audit Committee has reviewed the Company's audited balance sheets at December 31, 2002 and 2001 and the related statements of operations, stockholders' equity and cash flows for each of the three years in the period ended December 31, 2002, and has discussed them with both management and Ernst & Young LLP, our independent public accountants. The Audit Committee has also discussed with the independent public accountants the matters required to be discussed by the Statement on Auditing Standards No. 61 (Communications with Audit Committees), as currently in effect. The Audit Committee has reviewed permitted services under rules of the Securities and Exchange Commission as currently in effect and discussed with the independent auditors from Ernst & Young their independence from management and the Company, including the matters in the written disclosures and the letter from the independent public accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and has considered and discussed the compatibility of non-audit services provided by Ernst & Young LLP ("Ernst & Young") with that firm's independence. In addition, the Audit Committee discussed the rules of the Securities and Exchange Commission that pertain to the Audit Committee and the roles and responsibilities of Audit Committee members.

        Based on its review of the financial statements and the aforementioned discussions, the Audit Committee concluded that it would be reasonable to recommend, and on that basis did recommend, to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

        The Audit Committee also reviewed the Company's quarterly financial statements during 2002, and discussed them with both the management of the Company and the Company's independent auditors prior to including such interim financial statements in the Company's quarterly reports on Form 10-Q.

        In connection with the Company's Form 10-K for the year ended December 31, 2002, and quarterly reports on Form 10-Q for its second and third fiscal quarters, the Audit Committee discussed the results of the Company's certification process relating to the certification of financial statements under Sections 302 and 906 of the Sarbanes-Oxley Act of 2002.

        The Audit Committee has also evaluated the performance of Ernst & Young, including, among other things, the amount of fees paid to Ernst & Young for audit and non-audit services in 2002. Information about Ernst & Young's fees for 2002 is discussed below in this proxy statement under

"Independent Auditors". Based on its evaluation, the Audit Committee has recommended that the Company retain Ernst & Young to serve as the Company's auditors for the fiscal year ending December 31, 2003.

        The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

        Respectfully submitted by the Audit Committee.

                      THE AUDIT COMMITTEE

                      Sally W. Crawford
                      Edwin M. Kania, Jr.
                      Lance Willsey

INDEPENDENT PUBLIC ACCOUNTANTS

        On May 7, 2002, the Company dismissed its independent auditors, Arthur Andersen LLP ("Andersen") and engaged the services of Ernst & Young as its new independent auditors effective immediately. These actions followed the Company's decision to seek proposals from independent accountants to audit the Company's financial statements for the fiscal year ending December 31, 2002. The decision to dismiss Andersen and retain Ernst & Young was approved by the Company's Board of Directors upon the recommendation of its Audit Committee.

        During the two most recent fiscal years ended December 31, 2001, and the subsequent interim period through May 7, 2002, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with its reports. None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K, adopted by the SEC, occurred within the two most recent fiscal years ended December 31, 2001 or within the interim period through May 7, 2002. None of the audit reports of Andersen on the Company's consolidated financial statements as of and for the fiscal years ended December 31, 2000 and December 31, 2001 contained an adverse opinion or a disclaimer of opinion nor was any such audit report qualified or modified as to uncertainty, audit scope or accounting principles.

Audit Fees

        In connection with professional services rendered by Ernst & Young relating to the audit of our annual statements for fiscal 2002 and quarterly reviews of our Form 10-Q during 2002, we were billed a total of $83,600.

        In connection with professional services rendered by Andersen relating to the quarterly review of our Form 10-Q for the period ended March 31, 2002, we were billed a total of $10,500.

Financial Information Systems Design and Implementation Fees

        We have incurred no fees in connection with the design and/or implementation of a financial information system for fiscal 2002.

All Other Fees

        In addition to the fees described above, we were billed an additional $26,800 by Ernst & Young which represents expenses primarily associated with the preparation and filing of our federal and state income taxes. The Audit Committee has determined that the provision of these services by Ernst & Young to EXACT Sciences Corporation is compatible with maintaining the accountants' independence.

PROPOSAL II
RATIFICATION AND SELECTION OF AUDITORS

        The Board of Directors has selected the firm of Ernst & Young, independent auditors, to serve as auditors for the fiscal year ending December 31, 2003. It is expected that a member of the firm will be present at the annual meeting with the opportunity to make a statement if so desired and will be available to respond to appropriate questions. Stockholder ratification of the independent auditors of EXACT Sciences Corporation is not required under Delaware law or under our Sixth Amended and Restated Certificate of Incorporation or our Amended and Restated By-Laws. If you do not ratify the selection of Ernst & Young as the independent auditors for the fiscal year ended December 31, 2003, the Board of Directors will evaluate what would be in your best interests and consider whether to select new independent auditors for the current fiscal year or whether to wait until the completion of the audit for the current fiscal year before considering changing independent auditors. The Board of Directors recommends a vote FOR the ratification of this selection.

STOCKHOLDER PROPOSALS

        Proposals of stockholders intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at the next annual meeting of our stockholders must be received at our principal executive offices not later than December 26, 2003. The deadline for providing us with timely notice of matters that stockholders otherwise desire to introduce at the next annual meeting of stockholders is December 26, 2003. In order to curtail controversy as to the date on which we received a proposal, it is suggested that proponents submit their proposals by Certified Mail—Return Receipt Requested. In addition, such proposals must satisfy the procedures set forth in Rule 14a-8 under the Securities and Exchange Act of 1934, as amended.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and persons who own more than ten percent of a registered class of our equity securities (collectively, the "Reporting Persons") to file reports of ownership and changes in ownership with the SEC. Such persons are required by regulations of the SEC to furnish us with copies of all such filings. Based solely on our review of copies of such filings, we believe that all Reporting Persons complied with all Section 16(a) filing requirements during the year ended December 31, 2002 except that OneLiberty Ventures filed one late report on Form 4.

EXPENSES AND SOLICITATION

        The cost of solicitation of proxies will be borne by us, and in addition to soliciting stockholders by mail, our directors, officers and other employees may, without receiving additional compensation, solicit proxies personally or by telephone. Solicitation by our directors, officers and other employees may also be made of some of our stockholders in person or by mail, telephone or telegraph following the original solicitation. We may request banks, brokers and other custodians, nominees and fiduciaries to forward proxy soliciting materials to the owners of our stock held in their names and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs incurred in connection with the distribution of such proxy materials. We may also retain an independent proxy solicitation firm to assist in the solicitation of proxies. If such a firm is retained, we will pay such firm a fee, plus reimbursement of reasonable costs and expenses.

OTHER BUSINESS

        The Board of Directors knows of no business that will be presented for consideration at the annual meeting other than those items stated above. If any other business should come before the annual meeting, votes may be cast pursuant to proxies in respect to any such business in the best judgment of the person or persons acting under the proxies.

Appendix A

EXACT SCIENCES CORPORATION
Audit Committee Charter

A. PURPOSE AND SCOPE

        The primary function of the Audit Committee (the "Committee") is to (a) assist the Board of Directors (the "Board") of EXACT Sciences Corporation (the "Corporation") in fulfilling its responsibilities by reviewing: (i) the financial reports provided by the Corporation to the Securities and Exchange Commission ("SEC"), the Corporation's shareholders or to the general public, and (ii) the Corporation's internal financial and accounting controls, (b) oversee the engagement of and work performed by any independent public accountants and (c) recommend and monitor procedures designed to improve the quality and reliability of the disclosure of the Corporation's financial condition and results of operations.

B. COMPOSITION

        The Committee shall be comprised of a minimum of three directors as appointed by the Board, who shall meet the independence and audit committee composition requirements promulgated by the SEC, the National Association of Securities Dealers, any exchange upon which securities of the Company are traded, or any governmental or regulatory body exercising authority over the Company (each a "Regulatory Body" and collectively, the "Regulatory Bodies"), as in effect from time to time, and each member of the Committee shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

        All members of the Committee shall be able to read and understand fundamental financial statements, including a balance sheet, cash flow statement and income statement. At least one member of the Committee shall have employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Further, no later than the earliest time required by any Regulatory Body, at least one member of the Committee shall qualify as a "financial expert" as defined in Item 401(h) of Regulation S-K.

        To the extent permitted by the Regulatory Bodies, the Board may appoint one member (other than the Chairperson of the Committee) who does not meet the independence requirements set forth above and who is not a current employee of the Corporation or an immediate family member of such employee if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required in the best interests of the Corporation and its shareholders. The Board shall disclose in the next proxy statement after such determination the nature of the relationship and the reasons for the determination.

        The members of the Committee shall be elected by the Board at the Board meeting following each annual meeting of stockholders and shall serve until their successors shall be duly elected and qualified or until their earlier resignation or removal. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

C. RESPONSIBILITIES AND DUTIES

        To fulfill its responsibilities and duties the Committee shall:

Document Review

1.
Review and assess the adequacy of this Charter periodically as conditions dictate, but at least annually (and update this Charter if and when appropriate).

2.
Review with representatives of management and representatives of the independent accounting firm the Corporation's audited annual financial statements prior to their filing as part of the Annual Report on Form 10-K. After such review and discussion, the Committee shall recommend to the Board whether such audited financial statements should be published in the Corporation's annual report on Form 10-K. The Committee shall also review the Corporation's quarterly financial statements prior to their inclusion in the Corporation's quarterly SEC filings on Form 10-Q.

3.
Take steps designed to insure that the independent accounting firm reviews the Corporation's interim financial statements prior to their inclusion in the Corporation's quarterly reports on Form 10-Q.

4.
Review and assess the adequacy of the Corporation's director and officer liability insurance coverage, and make recommendations to the Board thereon.

Independent Accounting Firm

5.
The Committee shall be directly responsible for the selection, compensation and oversight of any independent accounting firms engaged by the Corporation for the purpose of preparing or issuing an audit report or related work. The Committee shall have the ultimate authority and responsibility to select, evaluate and, when warranted, replace such independent accounting firm (or to recommend such replacement for shareholder approval in any proxy statement).

6.
Resolve any disagreements between management and the independent accounting firm as to financial reporting matters.

7.
Instruct the independent accounting firm that it should report directly to the Committee on matters pertaining to the work performed during its engagement and on matters required by applicable Regulatory Body rules and regulations.

8.
On an annual basis, receive from the independent accounting firm a formal written statement identifying all relationships between the independent accounting firm and the Corporation consistent with Independence Standards Board ("ISB") Standard 1, as it may be modified or supplemented. The Committee shall actively engage in a dialogue with the independent accounting firm as to any disclosed relationships or services that may impact its independence. The Committee shall take appropriate action to oversee the independence of the independent accounting firm.

9.
On an annual basis, discuss with representatives of the independent accounting firm the matters required to be discussed by Statement on Auditing Standards ("SAS") 61, as it may be modified or supplemented.

10.
Periodically, but at least annually, discuss with representatives of the independent accounting firm: (i) all critical accounting policies and practices to be used by the Corporation; (ii) all alternative treatments within Generally Accepted Accounting Principles for policies and practices related to material items that have been discussed with management (including the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent accounting firm); and (iii) other material written communications between the independent accounting firm and management such as any management letter or schedule of unadjusted differences.

11.
Meet with the independent accounting firm prior to the audit to review the scope of the audit and consider whether or not to approve the auditing services proposed to be provided.

12.
Evaluate the performance of the independent accounting firm and consider the discharge of the independent accounting firm when circumstances warrant. The independent accounting firm shall be ultimately accountable to the Board and the Committee.

13.
Consider and approve in advance all permissible non-audit services to be performed by the independent accounting firm that audits the Corporation's financial statements pursuant to the rules and regulations of any applicable Regulatory Body.

Financial Reporting Processes

14.
In consultation with the independent accounting firm and management, review annually the adequacy of the Corporation's internal financial and accounting controls.

15.
Require the Corporation's chief executive officer and chief financial officer to report to the Committee, prior to the filing of the Form 10-K and each Form 10-Q, (i) the results of an evaluation of the effectiveness of the Corporation's disclosure controls and procedures and any significant deficiencies discovered in the design and operation of the internal controls which could adversely affect the Corporation's ability to record, process, summarize, and report financial data; and (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Corporation's internal controls. The Committee shall direct the actions to be taken and/or make recommendations to the Board of Directors of actions to be taken to the extent such report indicates the finding of any significant deficiencies in internal controls or fraud.

16.
Regularly review the Company's critical accounting policies and accounting estimates resulting from the application of these policies and inquire at least annually of the Corporation's independent accounting firm as to whether it has any concerns relative to the quality or aggressiveness of management's accounting policies.

17.
In consultation with management, periodically review the adequacy of the Corporation's disclosure controls and procedures and approve any significant changes thereto.

Compliance

18.
To the extent deemed necessary by the Committee, it shall have the authority to engage outside counsel, independent accounting consultants and/or other experts at the Corporation's expense to review any matter under its responsibility.

19.
No later than the earliest time required by any Regulatory Body, establish procedures for (a) the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

20.
No later than the earliest time required by any Regulatory Body, investigate any allegations that any officer or director of the Corporation, or any other person acting under the direction of any such person, took any action to fraudulently influence, coerce, manipulate, or mislead any independent public accountant engaged in the performance of an audit of the financial statements of the Corporation for the purpose of rendering such financial statements materially misleading and, if such allegations prove to be correct, take or recommend to the Board of Directors appropriate disciplinary action.

21.
No later than the earliest time required by any Regulatory Body, review and approve all related-party transactions required to be disclosed pursuant to Item 404 of Regulation S-K.

Reporting

22.
Prepare, in accordance with the rules of the SEC as modified or supplemented from time to time, a written report of the Committee to be included in the Corporation's annual proxy statement for each annual meeting of stockholders.

23.
Instruct the Corporation's management to disclose in its annual report and/or proxy statement for each annual meeting of stockholders the Committee's pre-approval policies and procedures for any non-audit services performed by, and the aggregate audit, audit-related, tax and other fees paid to, the independent accounting firm, and review the substance of such disclosures.

        While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

EXACT Sciences Corporation
Proxy for Annual Meeting of Stockholders
June 12, 2003

SOLICITED BY THE BOARD OF DIRECTORS

        The undersigned hereby appoints Don M. Hardison and John A. McCarthy, Jr., and each of them singly, proxies, with full power of substitution to vote all shares of stock of EXACT Sciences Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of EXACT Sciences Corporation to be held on Thursday, June 12, 2003, at 10:00 a.m. Eastern time, at the offices of Testa, Hurwitz & Thibeault, LLP, 125 High Street, Boston, MA 02110 and at any adjournments thereof, upon matters set forth in the Notice of Annual Meeting of Stockholders and proxy Statement dated April 28, 2003, a copy of which has been received by the undersigned.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE
☒
Please mark votes as in this example.

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE PROPOSAL IN ITEM 2.

1.	To elect three members to the board of directors to serve for three-year terms as Class III Directors:
	NOMINEES:	Stanley N. Lapidus	☐	FOR	☐	WITHHOLD
		Sally W. Crawford	☐	FOR	☐	WITHHOLD
		Edwin M. Kania, Jr.	☐	FOR	☐	WITHHOLD
2.	To ratify the selection of the firm of Ernst & Young LLP as auditors for the fiscal year ending December 31, 2003.
			☐	FOR	☐	AGAINST	☐	ABSTAIN
3.	To transact such other business as may properly come before the annual meeting and any adjournment thereof.
☐	MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW

Please sign exactly as name appears below. Joint owners must both sign. Attorney, executor, administrator, trustee or guardian must give full title as such. A corporation or partnership must sign its full name by authorized person.

Signature of Stockholder
Date: _____________________________, 2003

Signature if held jointly
PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE
I/We will attend the annual meeting.			☐	YES	☐	NO

QuickLinks

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL I ELECTION OF DIRECTORS
THE BOARD OF DIRECTORS AND ITS COMMITTEES
COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND OFFICERS
REPORT ON EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE
INDEPENDENT PUBLIC ACCOUNTANTS
PROPOSAL II RATIFICATION AND SELECTION OF AUDITORS
STOCKHOLDER PROPOSALS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXPENSES AND SOLICITATION
OTHER BUSINESS
EXACT SCIENCES CORPORATION Audit Committee Charter
EXACT Sciences Corporation Proxy for Annual Meeting of Stockholders June 12, 2003